SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 27, 2002

Exact name of registrant as specified in
its charter, State or other jurisdiction
of incorporation, Address of principal
	executive offices and Registrant's	IRS Employer
Commission File Number	telephone number, including area code	Identification No.

000-31709	NORTHERN STATES POWER COMPANY (a Minnesota Corporation) 414 Nicollet Mall, Minneapolis, MN 55401 Telephone (612) 330-5500	41-1967505

001-3140	NORTHERN STATES POWER COMPANY (a Wisconsin Corporation) 1414 W. Hamilton Ave., Eau Claire, Wis. 54701 Telephone (715) 839-2625	39-0508315

001-3280	PUBLIC SERVICE COMPANY OF COLORADO (a Colorado Corporation) 1225 17th Street, Denver, Colo. 80202 Telephone (303) 571-7511	84-0296600

001-3789	SOUTHWESTERN PUBLIC SERVICE COMPANY (a New Mexico Corporation) Tyler at Sixth, Amarillo, Tex. 79101 Telephone (303) 571-7511	75-0575400

(Former name or former address, if changed since last report)

Item 4 — Changes In Independent Accountants (NSP-Minnesota, NSP-Wisconsin, PSCo and SPS)
Letter Regarding Change in Accountant

Item 4 — Changes In Independent Accountants (NSP-Minnesota, NSP-Wisconsin, PSCo and SPS)

On March 27, 2002, the Audit Committee of Xcel Energy Inc.’s Board of Directors recommended, and the Xcel Energy Board approved, the decision to engage Deloitte & Touche LLP as its new principal independent accountants for Xcel Energy for 2002.

Accordingly, on March 27, 2002, Xcel Energy’s management informed Arthur Andersen LLP that the firm would no longer be engaged as principal independent accountants for Xcel Energy and its registrant subsidiaries; Northern States Power Company, a Minnesota corporation (NSP-Minnesota), Northern States Power Company, a Wisconsin corporation (NSP-Wisconsin), Public Service Company of Colorado, a Colorado corporation (PSCo) and Southwestern Public Service Company, a New Mexico corporation (SPS); after the completion of their 2001 audit work for those companies. The reports of Arthur Andersen LLP on the financial statements of NSP-Minnesota, NSP-Wisconsin, PSCo and SPS for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during 2000 and 2001, and through April 3, 2002, there were no disagreements with the independent public accountants for NSP-Minnesota, NSP-Wisconsin, PSCo or SPS on accounting principles or practices, financial statement disclosures, or auditing scope or procedures. Further, during 2000 and 2001, and through April 3, 2002, there have been no reportable events (as defined in Securities and Exchange Commission Regulation S-K, Item 304 (a)(1)(v)).

Xcel Energy and its registrant subsidiaries (NSP-Minnesota, NSP-Wisconsin, PSCo and SPS) have requested that Arthur Andersen LLP furnish them with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Arthur Andersen LLP’s letter dated April 3, 2002 is filed as Exhibit 16.01 to this Form 8-K.

Although the respective Boards of Directors of NSP-Minnesota, NSP-Wisconsin, PSCo and SPS have not yet taken action to engage Deloitte & Touche LLP as their new principal independent accountants for 2002, they are expected to do so as soon as practicable.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

16.01	Letter regarding change in accountant.

This report includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words “anticipate,” “estimate,” “expect,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; risks associated with the California power market; and the other risk factors listed from time to time by the utility subsidiaries of Xcel Energy in reports filed with the Securities and Exchange Commission (SEC), including Exhibit 99.01 to the utility subsidiaries’ annual reports on Form 10-K for the year ended December 31, 2001.

NORTHERN STATES POWER COMPANY (A MINNESOTA CORPORATION) SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 3, 2002.

Northern States Power Company (a Minnesota Corporation) /s/ DAVID E. RIPKA David E. Ripka Vice President and Controller

NORTHERN STATES POWER COMPANY (A WISCONSIN CORPORATION) SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 3, 2002.

Northern States Power Company (a Wisconsin Corporation) /s/ DAVID E. RIPKA David E. Ripka Vice President and Controller

PUBLIC SERVICE COMPANY OF COLORADO SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 3, 2002.

Public Service Company of Colorado (a Colorado Corporation) /s/ DAVID E. RIPKA David E. Ripka Vice President and Controller

SOUTHWESTERN PUBLIC SERVICE COMPANY SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 3, 2002.

Southwestern Public Service Company (a New Mexico Corporation) /s/ DAVID E. RIPKA David E. Ripka Vice President and Controller